Exhibit 99.2

Forward Looking Statements 2 Certain matters discussed in this press release include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions, current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include these transactions may not be consummated or the benefits contemplated there under achieved. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Table of Contents Overview of Announced Transactions Benefits of MEP and Haynesville Joint Venture Transactions MEP Highlights Conclusion Q & A Appendix 4 7 14 17 19 20

Overview of Announced Transactions

5 Overview of Announced Transactions An affiliate of GE Energy Financial Services, a unit of GE (NYSE: GE), will contribute its General Partner interest in Regency to Energy Transfer Equity ("ETE") for $300 million of preferred units in ETE GE will retain its approximately 24.7 million limited partner units in Regency Regency will remain a publicly-traded Master Limited Partnership Regency's management team will continue to manage the company Regency will purchase a 49.9% interest in Midcontinent Express Pipeline ("MEP") from ETE and its affiliates for 26.27 million Regency common units Regency expects to make capital contributions to MEP of $86 million in 2010 to fund completion of expansion projects Contributions will be initially funded from borrowings under Regency's revolving credit facility Regency's investment will be treated as an investment in an unconsolidated subsidiary As previously announced on April 30th, Regency acquired approximately 7.0% of the Haynesville Joint Venture from an affiliate of GE Energy Financial Services for approximately $92 million

6 Overview: Organizational Structure Simplified Ownership and Organizational Charts Pre-Transaction Post-Transaction Regency purchased an additional approximate 7.0% in the Haynesville Joint Venture on April 30, 2010 ETE will retain an approximate 0.1% interest in MEP GE Energy Financial Services ("GE EFS") Regency Energy Partners1 Haynesville Joint Venture 49.99% Other Regency assets 2% General Partner Interest Publicly-Traded MLP Limited Partner Units GE EFS Public 100% 26.5% 73.5% Haynesville Joint Venture Midcontinent Express Pipeline LLC Other Regency assets Energy Transfer Equity ("ETE") Regency Energy Partners1,2 Publicly-Traded MLP Limited Partner Units ETE Public 100% 22.0% 57.3% GE EFS 20.7% 49.9% 49.99% 2% General Partner Interest

Benefits of MEP and Haynesville Joint Venture Transactions

8 MEP & Haynesville JV Acquisitions: Regency Strategic Rationale Strategic Objective Achieved Increased Scale Increased Fee-Based Margins Stronger Balance Sheet Improved Business Mix These acquisitions bring Regency closer to its goal of achieving investment grade metrics Transactions are accretive to Regency unitholders

Increased Scale and Diverse Portfolio 9 Asset Summary Asset Summary Gathering Pipeline 5,595 miles Treating/Processing Plants 9 Intrastate Pipeline3 450 miles Interstate Pipeline4 515 miles Contract Compression (HP)5 753,328 2 Regency Asset Map Giving effect to the partial year contribution of both transactions, Regency's 2010 adjusted EBITDA guidance range has been increased to $310-$340 million1 Contract Compression Operating Base Regency Gas System Midcontinent Express Pipeline Regency Regional Offices Regency Corporate Headquarters - Dallas Regency Gas Treating/ Processing Facility Assumes seven months ownership of MEP in 2010 As of 12/31/2009 Via Haynesville Joint Venture, in which Regency has an approximate 49.99% interest Via MEP Joint Venture, in which Regency will have a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana Third-party revenue generating horsepower

FY 2010 Pro Forma Estimate2 Increased Fee-Based Margins 10 Fee Based Hedged Commodity Unhedged Commodity FY 2009 FY 2010 Estimate1 Regency's fee-based pro forma margin will grow to 77% in 2010 Based on Regency's 3+9 margin forecast for 2010 Based on Regency's 3+9 margin forecast for 2010; pro forma includes additional margin in Regency's transportation business related to Regency's 49.9% interest in MEP Joint Venture (assumes 6/1/10 close for MEP transaction), Regency's additional approximate 7.0% interest in Haynesville Joint Venture (which closed on 4/30/10) and a full 12 months operation of the Haynesville Expansion Project Business mix for 2010 has been updated to reflect an increase in rich gas processed in south Texas and west Texas and slower volume growth in north Louisiana and south Texas

11 Stronger Balance Sheet 77% of the total purchase price for the transactions will be funded with equity Regency will draw down $178 million of debt and issue $599 million of equity1 MEP transaction and Haynesville Joint Venture buyback significantly improve Regency's capital structure ($ Millions) 3/31/2010 Transaction Adjustments2,3 Pro-forma4 Total Debt $1,084 $178 $1,262 Minority Interest 13 0 13 Preferred Equity 52 0 52 Partners' Equity 1,199 $5991 1,798 Total Capitalization $2,348 $777 $3,125 Debt/Capitalization 46% 23% 40% Assumes Regency unit price of $22.80 Transaction adjustments assume purchase accounting for transparency; actual transactions may include the as-if pooling of interests method of accounting and push down accounting Assumes $86 million of MEP expansions funded using Regency's revolving credit facility Regency's interests in the Haynesville Joint Venture and the MEP Joint Venture will be reported as investments in unconsolidated subsidiaries

12 Improved Business Mix Regency continues to execute on our strategy to increase stable, fee-based margins FY 2009 vs. FY 2010 Estimated Pro Forma Segment Margin1 Fee-based margins are defined as Gathering & Processing Fee, Gathering Only, Transportation and Contract Compression Transportation segment margin for 2009 assumes actual ownership of Haynesville Joint Venture for the year Based on Regency's 3+9 margin forecast for 2010; pro forma includes additional margin in Regency's transportation business related to Regency's 49.9% interest in MEP Joint Venture (assumes 6/1/10 close for MEP transaction), Regency's additional approximate 7.0% interest in Haynesville Joint Venture (which closed on 4/30/10) and a full 12 months operation of the Haynesville Expansion Project 100% Fee-Based Margins 2 3

FY 2009 FY 2010 Pro Forma Estimate1 13 Improved Business Mix Continued 35% of 2010 Pro Forma Combined Adjusted Segment Margins will be derived from Regency's transportation business1 Gathering & Processing Transportation Compression Based on Regency's 3+9 margin forecast for 2010; pro forma includes additional margin in Regency's transportation business related to Regency's 49.9% interest in MEP Joint Venture (assumes 6/1/10 close for MEP transaction), Regency's additional approximate 7.0% interest in Haynesville Joint Venture (which closed on 4/30/10) and a full 12 months operation of the Haynesville Expansion Project

MEP Highlights

15 MEP Highlights Detail High Quality Asset with a Leading Operator MEP's construction and ongoing operations are managed by Kinder Morgan Energy Partners LP, which has a well-established track record of operating natural gas pipelines and is the second largest natural gas transporter and the largest independent transporter of petroleum products in the U.S. Advantageous Location MEP is supplied by the Fort Worth, Arkoma and ArkLaTex Basins which include high-growth production from the Barnett, Bossier, Fayetteville, Haynesville and Woodford Shales, as well as the Bossier Sand and Granite Wash formations Together, these supply basins are expected to reach production levels of 23 Bcf/d by 2020 with existing pipeline takeaway capacity of 11.3 Bcf/d1 The number and diversity of supply basins help mitigate the long-term supply risk associated with any single basin Long-Term Contracts MEP has firm demand (take-or-pay) contracts in place for 100% of its pipeline capacity (including the expansions) which increase Regency's fee-based income and provide stable cash flows System is fully subscribed and existing contracts have an average term of 9 years remaining Source: Wood Mackenzie study (January 2010)

MEP Highlights Continued 16 MEP is supplied by high-growth production from three primary basins, including the Fort Worth, Arkoma and ArkLaTex basins1 Zone Corridor Length Initial Design Capacity Final Capacity Post-Completion Zone 1 Bennington to Perryville 306 miles 1,432,500 Dth/d 1,832,500 Dth/d Zone 2 Perryville to Transco 85 201 Miles 1,000,000 Dth/d 1,200,000 Dth/d Primary supply basins for MEP include production from five key shale plays, including the Barnett, Bossier, Fayetteville, Haynesville and Woodford Shales

Conclusion

18 Concluding Thoughts1 New General Partner is supportive of our objective of reaching investment grade metrics and growing its distributable cash flow ETE has a proven track record of supporting ETP in reaching investment grade Improved business mix by adding significant amounts of demand charge revenues from both acquisitions With the addition of $143 million of Transportation segment margin, only 40% of our projected margins would be derived from Gathering & Processing segment Significantly increased EBITDA scale Improved balance sheet with large equity issuance Including equity issued in this transaction, Regency will have issued over $2.5 billion of equity over the last three years (85% of total capital issuances have been equity) GE Energy Financial Services retains its investment in Regency's common units GE Energy Financial Services has the right to two Regency board seats post closing Assumes MEP transaction closes

Q&A

Appendix

Non-GAAP Reconciliation (Year-Over-Year)1 21 1 The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation (2010 Guidance) 22